                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): October 23, 2002


                      SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact name of Registrant as specified in its charter)


        Delaware                     333-39373                 36-4176637
(State of Incorporation)       (Commission File No.)      (IRS Employer Number)


        225 West Washington Street, Suite 2200, Chicago, Illinois 60606
              (Address of principal executive officers)(Zip Code)



       Registrant's telephone number, including area code: (312) 419-7100

ITEM 5. OTHER EVENTS

On October 23, 2002 Sovereign Specialty Chemicals, Inc. issued a press release to name a new Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               Exhibit 99.1 Press Release of Sovereign Specialty Chemicals, Inc. dated October 23, 2002, regarding the naming of a new Chief Financial Officer.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOVEREIGN SPECIALTY CHEMICALS, INC.
                                                (registrant)


                                     By: /s/ Norman E. Wells, Jr.
                                         -------------------------------
                                         Norman E. Wells, Jr.
                                         Chief Executive Officer


Dated: October 25, 2002